UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2021

Altimar Acquisition Corp. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39994	98-1571400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 57th Street

33rd Floor

New York, New York 10019

(Address of principal executive offices, including zip code)

(212) 287-6767

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fourth of one redeemable warrant	ATMR.U	New York Stock Exchange
Class A ordinary share, $0.0001 par value	ATMR	New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ATMR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment of Business Combination Agreement

As previously disclosed in the Current Report on Form 8-K (the “Signing 8-K”) filed on July 19, 2021 by Altimar Acquisition Corp. II, a Cayman Islands exempted company (“Altimar”), Altimar entered into a definitive business combination agreement (as it may be amended, restated, amended and restated or otherwise supplemented from time to time, the “Business Combination Agreement”), dated as of July 15, 2021, by and among Altimar, Fathom Holdco, LLC, a Delaware limited liability company (“Fathom”), Rapid Merger Sub, LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Altimar (“Rapid Merger Sub”), and the other parties thereto, a copy of which is attached to the Signing 8-K as Exhibit 2.1 and incorporated herein by reference. Capitalized terms used but not otherwise defined in this Current Report have the meanings given to such terms in the Business Combination Agreement.

On November 16, 2021, Altimar, Fathom, Rapid Merger Sub and the other parties thereto entered into an amendment of the Business Combination Agreement (the “BCA Amendment”) to amend the agreement as follows:

(a)	to reduce the minimum Available Cash Amount required on the Closing Date to $90 million (the “Amended Minimum Available Cash Amount”);

(b)

to reflect a subscription commitment by the Backstop Investors (as defined below) to purchase up to an aggregate of $10 million of Altimar Class A Common Stock at a purchase price of $10 per share (the “Backstop Shares”), solely to the extent necessary to satisfy the Amended Minimum Available Cash Amount (the “CORE Backstop Subscription”);

(c)

to amend the definition of Balance Sheet Contribution Amount to reflect the mutual agreement of the parties (as permitted by such definition) to reduce the required Balance Sheet Contribution Amount to $10 million or such lesser amount mutually agreed in writing by Fathom and Altimar;

(d)

to amend the definition of Debt Pay-Down Amount to reflect the mutual agreement of the parties (as permitted by such definition) to reduce the required Debt Pay-Down Amount to $20 million or such lesser amount mutually agreed upon by Fathom and Altimar;

(e)

to eliminate certain of the existing mechanics and definitions (including the definitions Altimar Stockholder Redemption Ratio and Redemption Forfeiture Ratio) relating to the potential forfeiture at the Closing of Altimar Class C Common Stock held by the Founders on a formulaic basis relating to the number of Altimar Class A Ordinary Shares redeemed in connection with the Altimar Stockholder Redemption, and to provide instead that 2,587,500 shares of Altimar Class A Common Stock held by the Founders shall be automatically forfeited at the Closing;

(f)	to amend the definition of Closing Seller Equity Consideration to increase the aggregate number of shares of Altimar Class A Common Stock and New Fathom Class A Units by 1,293,750;

(g)

to attach a new form of Investor Rights Agreement, substantially in the form attached hereto as Exhibit B to the BCA Amendment, which has been modified to clarify that any Fathom shares acquired by the Backstop Investors pursuant to the CORE PIPE Subscription (after giving effect to conversion of the Altimar Class A Common Stock in the Fathom Merger) are not Covered Shares (as defined in the form of Investor Rights Agreement);

(h)

to attach a new form of Registration Rights Agreement, substantially in the form attached hereto as Exhibit C to the BCA Amendment, which, among other things, clarifies that the Backstop Shares shall be excluded from the definition of “Registrable Security” for purposes of the Registration Rights Agreement;

(i)

to attach a new form of Tax Receivable Agreement, substantially in the form attached hereto as Exhibit D to the BCA Amendment, which has been modified to clarify certain definitions and provisions set forth in the form of the agreement initially attached to the Business Combination Agreement; and

(j)	to make related, conforming changes to other definitions and provisions of the Business Combination Agreement to reflect the amendments described above.

The foregoing description of the BCA Amendment is not complete and is subject to and qualified in its entirety by reference to the BCA Amendment, a copy of which is attached to this Current Report as Exhibit 2.1, and the terms of which are incorporated by reference herein.

CORE Backstop Subscription

On November 16, 2021, Altimar and Fathom entered into an agreement with CORE Industrial Partners Fund I, L.P. and CORE Industrial Partners Fund I Parallel, L.P. (together with their permitted transferees and assigns, the “Backstop Investors”) pursuant to which the Backstop Investors agreed to purchase an aggregate of up to 1,000,000 shares of Class A common stock following the Domestication and immediately prior to the Closing at a cash purchase price of $10.00 per share, resulting in aggregate proceeds of up to $10.0 million (the “CORE Backstop Agreement”) only if (i) the Amended Minimum Available Cash Amount is not satisfied and (ii) the positive difference, if applicable, between the Amended Minimum Available Cash Amount and the Available Cash Amount does not exceed $10.0 million, and subject to the other terms and conditions of the CORE Backstop Agreement.

The CORE Backstop Agreement contains customary representations, warranties, covenants and agreements of Altimar, Fathom and the Backstop Investors and is subject to customary closing conditions (including, without limitation, that there is no amendment or modification to the Business Combination Agreement that is material and adverse to the Backstop Investors) and termination rights (including a termination right if the transactions contemplated by the Business Combination Agreement have not been consummated by December 31, 2021, other than as a result of breach by the terminating party). If the conditions to the consummation of the CORE Backstop Subscription are triggered, the CORE Backstop Subscription is expected to close immediately prior to the Closing, subject to the terms and conditions of the CORE Backstop Agreement.

The foregoing description of the CORE Backstop Agreement is not complete and is subject to and qualified in its entirety by reference to the CORE Backstop Agreement, a copy of which is attached to this Current Report as Exhibit 10.1, and the terms of which are incorporated by reference herein

Amendment of Forfeiture and Support Agreement

In addition and as also disclosed in the Signing 8-K, the Founders, Altimar, Fathom and the other parties thereto entered into the Forfeiture and Support Agreement, dated as of July 15, 2021 (the “Forfeiture and Support Agreement”).

On November 16, 2021, the Founders, Altimar, Fathom and the other parties thereto entered into an amendment of the Forfeiture and Support Agreement (the “FSA Amendment” and together with the “Forfeiture and Support Agreement,” the “Amended Forfeiture and Support Agreement”) to amend the agreement as follows:

(a)	to reduce the strike price for Altimar Sponsor II, LLC’s earnout from $15.00 per share to $12.50 per share;

(b)

to remove the current definition of “Forfeited Shares” and replace it in its entirety with: 2,587,500 aggregate shares of Altimar Class A Common Stock with such forfeiture allocated among the Founders as set forth in Schedule B of the Amended Forfeiture and Support Agreement (the “Revised Forfeited Shares”);

(c)	to provide for the forfeiture by the Founders of the Revised Forfeited Shares;

(d)

to reflect the issuance of 1,293,750 additional newly issued shares of Altimar Class A Common Stock to direct and indirect equityholders of Fathom, which shall be allocated in accordance with the terms and conditions of the Business Combination Agreement, as amended by the BCA Amendment, and the Allocation Schedule; and

(e)	to make related, conforming changes to other definitions and provisions of the Forfeiture and Support Agreement to reflect the amendments described above.

The foregoing description of the FSA Amendment is not complete and is subject to and qualified in its entirety by reference to the FSA Amendment, a copy of which is attached to this Current Report as Exhibit 10.2, and the terms of which are incorporated by reference herein.

Additional Information

Important Information About the Business Combination and Where to Find It

In connection with the proposed Business Combination, Altimar has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) which includes a preliminary proxy statement/prospectus, and certain other related documents, which are both the proxy statement to be distributed to holders of Altimar’s ordinary shares in connection with Altimar’s solicitation of proxies for the vote by Altimar’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Fathom to be issued in the Business Combination. Altimar’s shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and, when available, the definitive proxy statement/prospectus, as these materials will contain important information about the parties to the Business Combination Agreement, Altimar and the Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to shareholders of Altimar as of a record date to be established for voting on the Business Combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Altimar Acquisition Corp. II, 40 West 57th Street, 33rd Floor, New York, New York 10019, or by calling (212) 287-6767.

Participants in the Solicitation

Altimar and its directors and executive officers may be deemed participants in the solicitation of proxies from Altimar’s shareholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in Altimar is contained in Altimar’s final prospectus from its initial public offering, which was filed with the SEC on February 5, 2021 and in the Registration Statement, and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to Altimar Acquisition Corp. II, 40 West 57th Street, 33rd Floor, New York, New York 10019, or by calling (212) 287-6767.

Fathom and its respective managers and executive officers may also be deemed to be participants in the solicitation of proxies from Altimar’s shareholders in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are contained in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Altimar’s and Fathom’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” “target,” “goal,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Altimar’s and Fathom’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Altimar’s and Fathom’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Altimar and/or Fathom following the announcement of the Business Combination Agreement and the transactions contemplated therein; (2) the inability of Altimar to complete the contemplated transactions with Fathom; (3) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (4) the ability to meet the NYSE’s listing standards following the consummation of the transactions contemplated by the proposed Business Combination; (5) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (6) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, the amount of funds available in Altimar’s trust account following any redemptions by Altimar’s shareholders; (7) costs related to the Business Combination; (8) the possibility that Fathom or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in Altimar’s other filings with the SEC, including those factors discussed in the registration statement and final prospectus relating to Altimar’s initial public offering filed with the SEC on February 5, 2021 and Item 1A. Risk Factors of the Form 10-Q for the quarters ended March 31, 2021 filed with the SEC on June 1, 2021, June 30 2021 filed with the SEC on August 12, 2021 and September 30, 2021 filed with the SEC on November 10, 2021. Altimar cautions that the foregoing list of factors is not exclusive. Altimar cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Altimar does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

2.1†	Amendment No. 1 to the Business Combination Agreement, dated as of November 16, 2021, by and among Altimar Acquisition Corp. II, Fathom Holdco, LLC and the other parties thereto.

10.1	Backstop Agreement, dated as of November 16, 2021, by and among Altimar, Fathom and the backstop subscribers party thereto.

10.2	Amendment to the Forfeiture and Support Agreement, dated as of November 16, 2021, by and among Altimar Sponsor II, LLC, the Altimar II Class B Holders party thereto, Altimar Acquisition Corp. II, Fathom Holdco, LLC and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2021

ALTIMAR ACQUISITION CORP. II

By:	/s/ Wendy Lai
	Name:	Wendy Lai
	Title:	Chief Financial Officer